                                                                 EXHIBIT 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)    |__|
                           ___________________________

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)
One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)             (Zip code)
                           ___________________________

                             DRS TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                             13-2632319
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)
5 Sylvan Way
Parsippany, New Jersey                               07054
(Address of principal executive offices)             (Zip code)
                           ___________________________

                             Senior Debt Securities
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.     General information. Furnish the following information as to the Trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.


--------------------------------------------------------------------------- -------------------------------------------

                            Name                                                      Address
--------------------------------------------------------------------------- -------------------------------------------
                                                                            2 Rector Street, New York, N.Y.  10006, and
         Superintendent of Banks of the State of New York                   Albany, N.Y. 12203
         Federal Reserve Bank of New York                                   33 Liberty Plaza, New York, N.Y.  10045
         Federal Deposit Insurance Corporation                              Washington, D.C.  20429
         New York Clearing House Association                                New York, New York   10005

        (b)    Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


            Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of November, 2002.


                                          THE BANK OF NEW YORK


                                          By:  /s/  ROBERT A. MASSIMILLO
                                               ---------------------------
                                               Name:  ROBERT A. MASSIMILLO
                                               Title: VICE PRESIDENT

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286

                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
                                                                  --------------
Cash and balances due from depository institutions:

  Noninterest-bearing balances and currency and coin ...........  $ 2,850,111

  Interest-bearing balances ....................................    6,917,898

Securities:

  Held-to-maturity securities ..................................    1,201,319

  Available-for-sale securities ................................   13,227,788

Federal funds sold in domestic offices .........................    1,748,562

Securities purchased under agreements to resell ................      808,241

Loans and lease financing receivables:

  Loans and leases held for sale ...............................      974,505

  Loans and leases, net of unearnedincome ......................   36,544,957

  LESS: Allowance for loan and lease losses ....................      578,710

  Loans and leases, net of unearnedincome and allowance ........   35,966,247

Trading Assets .................................................    6,292,280

Premises and fixed assets (including capitalized leases) .......      860,071

Other real estate owned ........................................          660

Investments in unconsolidated subsidiaries
    and associated companies ...................................      272,214

Customers' liability to this bank on acceptances outstanding ...      467,259

Intangible assets ..............................................

  Goodwill .....................................................    1,804,922

  Other intangible assets ......................................       70,679

Other assets ...................................................    4,639,158

Total assets ...................................................   $78,101,914
                                                                  ==============


                                                                  Dollar Amounts
ASSETS                                                              In Thousands
                                                                  --------------
LIABILITIES

Deposits:

  In domestic offices ..........................................   $29,456,619

  Noninterest-bearing ..........................................    11,393,028

  Interest-bearing  ............................................    18,063,591

  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs .....................................    26,667,608

  Noninterest-bearing ..........................................       297,347

  Interest-bearing .............................................    26,370,261

Federal funds purchased in domestic offices ....................     1,422,522

Securities sold under agreements to repurchase .................       466,965

Trading liabilities ............................................     2,946,403

Other borrowed money:
    (includes mortgage indebtedness and obligations
    under capitalized leases) ..................................      1,844,526

Bank's liability on acceptances executed and outstanding .......        469,319

Subordinated notes and debentures ..............................      1,840,000

Other liabilities ..............................................      5,998,479

                                                                  --------------
Total liabilities ..............................................     $71,112,441
                                                                  ==============

Minority interest in consolidated subsidiaries .................         500,154


EQUITY CAPITAL

Perpetual preferred stock and related surplus ..................               0

Common stock ...................................................       1,135,284

Surplus ........................................................       1,055,509

Retained earnings ..............................................       4,244,963

Accumulated other comprehensive income .........................         (53,563)

Other equity capital components ................................               0

                                                                  --------------
Total equity capital ...........................................       6,489,319

Total liabilities minority interest and equity capital .........     $78,101,914
                                                                  ==============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                           Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi        ------+
Gerald L. Hassell            |      Directors
Alan R. Griffith       ------+

--------------------------------------------------------------------------------